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                                                                     EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report dated April 11, 1995, included in this Form 8-K/A into the Company's previously filed Registration Statements (Registration Statement File Nos. 2-51719, 2-45120, 2-79306, 33-00390, 33-19639, 33-32563, 33-42015,
33-44540, and 33-55777).

                                                  /s/ Arthur Andersen LLP

Chicago, Illinois
May 26, 1995